EXHIBIT 10(a)

        EMPLOYMENT AGREEMENT

THIS AGREEMENT, made and entered into as of the 1st day of April, 1998 by and between MIDAMERICA BANCORP, INC., a Kentucky corporation ("Bancorp"), and MIDAMERICA GIFT CERTIFICATE COMPANY, a Kentucky corporation, ("GIFTCO" and together with their successors and assigns permitted under this Agreement, the "Companies"), and DONALD R. LAMAR (the "Executive").

        W I T N E S S E T H:

WHEREAS, the Companies desire to continue the employment of the Executive and to enter into an agreement embodying the terms of such employment (this "Agreement"), and the Executive desires to enter into this Agreement and accept such continued employment, subject to the terms and provisions of this Agreement,

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Companies and the Executive (individually a "Party" and together the "Parties") agree as follows:

1.      Definitions.

(a) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

(b)     Except as provided otherwise in Section 7 hereof, "Base
Salary" shall mean the salary provided for in Section 4 below or any increased salary granted to the Executive pursuant to Section 4.

        (c) "Board" shall mean the Boards of Directors of the Companies.

(d)     "Cause" shall mean:

(i)     The Executive is convicted of a felony; or

(ii) The Executive is guilty of willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material economic harm to the Bancorp or GIFTCO, unless the Executive believed in good faith that such act or nonact was in the best interests of such Company.

(e) A "Change of Control" shall mean the occurrence of any one of the following events:

(i)     Any "person," as such term is used in Sections
3(a)(9) and 13(d)of the Securities Exchange Act of
1923, after the date hereof becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under that Act, of 20% or more of the Voting Stock of Bancorp;

(ii) The majority of either Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent
Directors shall be considered to be an Incumbent
Director;

(iii)   Bancorp adopts any plan of liquidation
providing for the distribution of all or substantially all of its assets;

(iv) All or substantially all of the assets or business of Bancorp is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of such Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of such Company, all of the Voting
Stock or other ownership interests of the entity or entities, if any, that succeed to the business of such Company); or

(v) Bancorp combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of such Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates of such other company in exchange for stock of such other company).

(f) "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his initiative as provided in Section 7(d) below following the occurrence, without the Executive's prior written consent, of one or more of the following events (except in consequence of a prior termination):

(i)     A reduction in the Executive's then current Base
Salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him;

(ii) The failure to elect or reelect the Executive to any of the positions described in Section 3 below or removal of him from any such position;

        (iii) A material diminution in the Executive's duties or the assignment to the Executive of duties which are materially inconsistent with his duties or which materially impair the Executive's ability to function as the Executive Vice President of Bancorp or any other office to which he may be elected or appointed:

(iv)    The failure to continue the Executive's
participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted;

(v) The relocation of the principal office of Bancorp, or the Executive's own office location as assigned to him by the Companies, to a location outside of the metropolitan area of Louisville, Kentucky; or

(vi) The failure of the Companies to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of such Company within 45 days after a merger, consolidation, sale or similar transaction.

(g) "Disability" shall mean the Executive's inability to substantially perform his duties and responsibilities under this Agreement for a period of 180 consecutive days.

(h)     "Term of Employment" shall mean the period specified in
Section 2 below.

2.      Term of Employment.

The employment of the Executive will continue for thirty-six months from the date hereof or until the earlier termination of his employment in accordance with the terms of this Agreement.
Thereafter, if not so terminated, employment shall be renewed for successive thirty-six month periods or until the earlier termination in accordance with the terms of this Agreement.

3.      Position. Duties and Responsibilities.

(a) During the term of Employment, the Executive shall continue to be employed as Executive Vice President of Bancorp and President of GIFTCO with duties commensurate with that position. The Executive, in carrying out his duties under this Agreement, shall report to the Chief
Executive Officer.

(b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations (except Executive will not serve on the board of any other financial institution) or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities as the Executive Vice President of Bancorp or as President of
GIFTCOor any other office to which he may be elected or appointed.

4.      Base Salary.

The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Companies, of $123,300. The Base Salary shall be reviewed no less frequently than annually for increase at the sole discretion of the Board and its Nominating and Executive Compensation Committee.

5.      Employee Benefit Programs.

During the Term of Employment, the Executive shall be entitled to participate in all employee incentive, pension and welfare benefit plans and programs made available to the Companies' senior level executives or to its employees generally, as such plans or programs may be in effect from time to time, including without limitation, annual stock option grant, ESOP, bonus, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection, travel accident insurance, and any other pension or retirement plans or programs and any other employee incentive compensation plan, employee welfare benefit plans or programs that may be sponsored by the Companies from time to time, including any plans that supplement the above-listed types of plans or programs, whether funded or unfunded.

6.      Reimbursement of Business and Other Expenses.

The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this agreement and the Companies shall promptly reimburse him for all business expenses incurred in connection with carrying out the business of the Companies, subject to documentation in accordance with the Companies' policy.

7.      Termination of Employment.

(a) Termination for Cause. In the event the Companies terminate the Executive's employment for Cause, he shall be entitled to:

(i) The Base Salary through the date of the termination of his employment for Cause;

(ii)    Any pension benefit that may become due pursuant to
Section 5 above, determined as of the date of such termination;

(iii) Other or additional benefits in accordance with applicable plans or programs of the Companies to the date of termination.

(b) Termination Without Cause. If the Executive's employment is terminated without Cause other than due to Disability or death, or there is a Constructive Termination without Cause, the Executive shall be entitled to:

(i) The Base Salary through the date of termination of the Executive's employment;

(ii) The Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment for thirty-six months following such termination, paid in installments in accordance with the regular pay practices of the Companies;
provided that at the Executive's option the Companies shall pay him the present value of such salary continuation payments in a lump sum (using as the discount rate the Applicable Federal Rate for short term Treasury obligations as published by the Internal Revenue Service for the month in which such termination occurs).

(iii) The balance of any incentive awards earned (but not yet paid);

(iv) The right to exercise any stock option in full, whether or not such right is exercisable pursuant to the terms of the grant.

(v)     Any pension benefit that may become due pursuant to
Section 5 above;

(vi) Continued accrual of credited service for the purpose of the pension benefit provided under
Section 6 for thirty-six months;

(vii) Continued participation in all medical, dental, hospitalization and life insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of:

(A) The end of the period during which he is receiving salary continuation payments (or in respect of which a lump-sum severance payment is made);

(B) The date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis);

provided that (x) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause
(vii) of this Section 7(b), he shall be provided with the after-tax economic equivalent of the benefit provided under the plan or program in which he is unable to participate for the period specified in this clause (vii) of this Section
7(b), (y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and
(z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

(viii)  Immediate vesting of the Companies'
contribution to his Employee Stock Option Plan

(ix) Other or additional benefits in accordance with applicable plans and programs of the Companies to the date of termination.

 (c)    Termination  of Employment Following a Change in Control.
If following a Change in Control, the Executive's employment is terminated without Cause or there is a Constructive Termination Without Cause, the Executive shall be entitled to the payments and benefits provided in Section 7(b), provided that the salary continuation payments shall be paid in a lump sum without any discount. Also, immediately following a Change in Control, all amounts, entitlements or benefits in which he is not yet vested shall become fully vested. In addition, if Executive continues in the employ of the Companies for a period of two years following the effective date of the Change of Control, he may then voluntarily terminate his employment and in such a case would receive a sum equal to three times Base Salary. A voluntary termination under this Section 7(c) shall be effective upon 30 days prior notice to the Companies and shall not be deemed a breach of this Agreement;

(d) Voluntary Termination. In the event of a termination of employment by the Executive on his own initiative other than a termination due to death or Disability or a Constructive Termination without Cause, the Executive shall have the same entitlements as provided in Section
7(a) for a Termination for Cause.

(e) Limitation Following a Change in Control. In the event that the termination of the Executive's employment is for one of the reasons set forth in Section 7(b) above following a Change in Control, and the aggregate of all payments or benefits made or provided to the Executive under such Section above and under all other plans and programs of the Companies (the "Aggregate Payment") is determined to constitute a Parachute Payment, as such term is defined in Section 280G(b)(2) of the Internal
Revenue Code of 1986, as amended, notwithstanding any other provision of this Agreement to the contrary, the aggregate amount of payments or benefits paid by the Companies to the Executive pursuant to this Agreement, the amount to be paid to the Executive and the time of payment shall be adjusted pursuant to this Section 7(e) so as to make such payments fully deductible by the Companies. If the Parties are unable to agree upon an Auditor to calculate such an adjustment, then the Executive and Companies shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

(f) Upon termination pursuant to Section 7(b), the Executive will have the option of purchasing his Company car for the value of such car on the books of the Company at the time of termination, adjusted for value of the Executive's cash contribution, if any, to the purchase of the car.

(g) No Mitigation - No Offset. In the event of any termination of employment under this Section 7, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 7.

(h) Nature of Payments. Any amounts due under this Section 7 are in the nature of severance payments considered to be reasonable by the Companies and are not in the nature of a penalty.


8.      Indemnification.

(a) The Companies agree that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Companies or is or was serving at the request of the Companies as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Companies to the fullest extent permitted or authorized by the Companies' certificates of incorporation or bylaws or, if greater, by the laws of the State of Kentucky, against all cost, expense, liability and loss (including, without limitation, reasonable attorney's fees, judgments, fines, ERISA fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Companies or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Companies shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Companies of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

(b) Neither the failure of the Companies (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 9(a) that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Companies
(including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

(c) The Companies agree to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent either Company provides such coverage for its other executive officers.

9. Non-Competition. The Parties recognize that in the course of Executive's employment with the Companies, Executive has had and will continue to have access to a substantial amount of confidential and proprietary information and trade secrets relating to the business of GIFTCO, and that it would be detrimental to the business of the Companies, and have a substantial detrimental effect on the value to the Companies of Executive's employment, if Executive were to compete with GIFTCO upon termination of his employment. Executive therefore agrees, in consideration of the Companies entering this Agreement and establishing the additional provisions and protections outlined above, that during the period of the term of his employment with the Companies, whether pursuant to this Agreement or otherwise, and for a period of three years thereafter, if and only if Executive voluntarily terminates his employment or his employment is terminated for cause, he shall not, without the prior written consent of the Companies, directly as principal, partner, director, or stockholder or through any corporation, partnership, or other entity (including, without limitation, a sole proprietorship), engage or participate in, or assist in any manner or in any capacity, or have any interest in or make any loan to, or otherwise be related with, any person, firm, corporation, association, or other entity engaged in any business competing in any material way with the business of GIFTCO as such business exists as of the date of termination of employment. The Parties recognize that the business of GIFTCO at the present time is limited to specific geographical locations, but that the intent and plans of GIFTCO are to market its products on a nation-wide basis. The geographic limitation of this provision is intended to be co-extensive with the actual scope of its geographical operations at the time of termination of employment.

The Parties believe, in light of the facts known as of the date of this Agreement, and after considering the nature and extent of the Companies' business, the amount of compensation and other benefits provided herein, and the damage that could be done to the Companies' business by Executive's competing with the Companies, that the foregoing covenant not to compete is reasonable in time, scope, and geographical limitation. However, if any court should construe the time, scope, or geographical limitation of the covenant not to compete to be too broad or extensive, it is the intention of the Parties that the contract be automatically reformed, and as so reformed, enforced, to the maximum limits which may be found to be reasonable by such court.

10. Representation. The Companies represent and warrant that they are fully authorized and empowered to enter into this Agreement and that the performance of their obligations under this Agreement will not violate any agreement between it and any other person, form or organization.

11. Entire Agreement. This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

12. Amendment or Waiver. No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Companies. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Companies, as the case may be.

13. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.


14. Survivorship. The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

15. Resolution of Disputes. Any disputes arising under or in connection with this Agreement shall, at the election of the Executive or the Companies, be resolved by binding arbitration, to be held in Kentucky in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, attorneys' fees of both Parties, shall be borne by the Companies, provided that if the arbitrator(s) determine that the claims or defenses of the Executive were without any reasonable basis, each Party shall bear his or its own costs.

16. Notices. Any notice given to a party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Companies:
Mid-America Bancorp, Inc.
P.O. Box 1101
Louisville, KY 40201-1101
Attention:      Bertram W. Klein

If to the Executive:                            DONALD R. LAMAR
                                                _______________________
                                                _______________________



IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



MIDAMERICA BANCORP, INC.


        By: /s/ R. K. Guillaume
        Title: Vice Chairman and CEO


MIDAMERICA GIFT CERTIFICATE COMPANY


        By: /s/John Rippy
        Title: Secretary



        /s/ Donald R. LaMar
        DONALD R. LAMAR



EXHIBIT 10(b)

        EMPLOYMENT AGREEMENT

THIS AGREEMENT, made and entered into as of the 1st day of April, 1998 by and between MIDAMERICA BANCORP, INC., a Kentucky corporation and BANK OF LOUISVILLE, a Kentucky Combined Bank and Trust Company, (together with their successors and assigns permitted under this Agreement, the "Companies"), and DAVID C. MEECE (the "Executive").

        W I T N E S S E T H:

WHEREAS, the Companies desire to continue the employment of the Executive and to enter into an agreement embodying the terms of such employment (this "Agreement"), and the Executive desires to enter into this Agreement and accept such continued employment, subject to the terms and provisions of this Agreement,

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Companies and the Executive (individually a "Party" and together the "Parties") agree as follows:

1.      Definitions.

(a) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

(b)     Except as provided otherwise in Section 7 hereof, "Base
Salary" shall mean the salary provided for in Section 4 below or any increased salary granted to the Executive pursuant to Section 4.

        (c) "Board" shall mean the Boards of Directors of the Companies.

(d)     "Cause" shall mean:

(i)     The Executive is convicted of a felony; or

(ii) The Executive is guilty of willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material economic harm to the Companies, unless the Executive believed in good faith that such act or nonact was in the best interests of such Company.

(e) A "Change of Control" shall mean the occurrence of any one of the following events:

(i)     Any "person," as such term is used in Sections
3(a)(9) and 13(d)of the Securities Exchange Act of
1923, after the date hereof becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under that Act, of 20% or more of the Voting Stock of the Companies;

(ii) The majority of either Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent
Directors shall be considered to be an Incumbent
Director;

(iii) The Companies adopt any plan of liquidation providing for the distribution of all or substantially all of its assets;

(iv) All or substantially all of the assets or business of the Companies is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of such Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of such Company, all of the Voting
Stock or other ownership interests of the entity or entities, if any, that succeed to the business of such Company); or

(v) The Companies combine with another company and is the surviving corporation but, immediately after the combination, the shareholders of such Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates of such other company in exchange for stock of such other company).

(f) "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his initiative as provided in Section 7(d) below following the occurrence, without the Executive's prior written consent, of one or more of the following events (except in consequence of a prior termination):

(i)     A reduction in the Executive's then current Base
Salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him;

(ii) The failure to elect or reelect the Executive to any of the positions described in Section 3 below or removal of him from any such position;

        (iii) A material diminution in the Executive's duties or the assignment to the Executive of duties which are materially inconsistent with his duties or which materially impair the Executive's ability to function as the Executive Vice President or any other office to which he may be elected or appointed:

(iv)    The failure to continue the Executive's
participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted;

(v) The relocation of a Companies' principal office, or the Executive's own office location as assigned to him by the Companies, to a location outside of the metropolitan area of Louisville, Kentucky; or

(vi) The failure of the Companies to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of such Company within 45 days after a merger, consolidation, sale or similar transaction.

(g) "Disability" shall mean the Executive's inability to substantially perform his duties and responsibilities under this Agreement for a period of 180 consecutive days.

(h)     "Term of Employment" shall mean the period specified in
Section 2 below.

2.      Term of Employment.

The employment of the Executive will continue for thirty-six months from the date hereof or until the earlier termination of his employment in accordance with the terms of this Agreement.
Thereafter, if not so terminated, employment shall be renewed for successive thirty-six month periods or until the earlier termination in accordance with the terms of this Agreement.

3.      Position. Duties and Responsibilities.

(a) During the term of Employment, the Executive shall continue to be employed as Executive Vice President of the Companies with duties commensurate with that position. The Executive, in carrying out his duties under this Agreement, shall report to the Chief Executive
Officer.

(b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations (except Executive will not serve on the board of any other financial institution) or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities as the Companies' Executive Vice President or any other office to which he may be elected or appointed.

4.      Base Salary.

The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Companies, of $115,000. The Base Salary shall be reviewed no less frequently than annually for increase at the sole discretion of the Board and its Nominating and Executive Compensation Committee.

5.      Employee Benefit Programs.

During the Term of Employment, the Executive shall be entitled to participate in all employee incentive, pension and welfare benefit plans and programs made available to the Companies' senior level executives or to its employees generally, as such plans or programs may be in effect from time to time, including without limitation, annual stock option grant, ESOP, bonus, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection, travel accident insurance, and any other pension or retirement plans or programs and any other employee incentive compensation plan, employee welfare benefit plans or programs that may be sponsored by the Companies from time to time, including any plans that supplement the above-listed types of plans or programs, whether funded or unfunded.

6.      Reimbursement of Business and Other Expenses.

The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this agreement and the Companies shall promptly reimburse him for all business expenses incurred in connection with carrying out the business of the Companies, subject to documentation in accordance with the Companies' policy.

7.      Termination of Employment.

(a) Termination for Cause. In the event the Companies terminate the Executive's employment for Cause, he shall be entitled to:

(i) The Base Salary through the date of the termination of his employment for Cause;

(ii)    Any pension benefit that may become due pursuant to
Section 5 above, determined as of the date of such termination;

(iii) Other or additional benefits in accordance with applicable plans or programs of the Companies to the date of termination.

(b) Termination Without Cause. If the Executive's employment is terminated without Cause other than due to Disability or death, or there is a Constructive Termination without Cause, the Executive shall be entitled to:

(i) The Base Salary through the date of termination of the Executive's employment;

(ii) The Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment for thirty-six months following such termination, paid in installments in accordance with the regular pay practices of the Companies;
provided that at the Executive's option the Companies shall pay him the present value of such salary continuation payments in a lump sum (using as the discount rate the Applicable Federal Rate for short term Treasury obligations as published by the Internal Revenue Service for the month in which such termination occurs).

(iii) The balance of any incentive awards earned (but not yet paid);

(iv) The right to exercise any stock option in full, whether or not such right is exercisable pursuant to the terms of the grant.

(v)     Any pension benefit that may become due pursuant to
Section 6 above;

(vi) Continued accrual of credited service for the purpose of the pension benefit provided under
Section 6 for thirty-six months;

(vii) Continued participation in all medical, dental, hospitalization and life insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of:

(A) The end of the period during which he is receiving salary continuation payments (or in respect of which a lump-sum severance payment is made);

(C) The date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis);

provided that (x) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause
(vii) of this Section 7(b), he shall be provided with the after-tax economic equivalent of the benefit provided under the plan or program in which he is unable to participate for the period specified in this clause (vii) of this Section
7(b), (y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and
(z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

(viii)  Immediate vesting of the Companies'
contribution to his Employee Stock Option Plan

(ix) Other or additional benefits in accordance with applicable plans and programs of the Companies to the date of termination.

 (c)    Termination  of Employment Following a Change in Control.
If following a Change in Control, the Executive's employment is terminated without Cause or there is a Constructive Termination Without Cause, the Executive shall be entitled to the payments and benefits provided in Section 7(b), provided that the salary continuation payments shall be paid in a lump sum without any discount. Also, immediately following a Change in Control, all amounts, entitlements or benefits in which he is not yet vested shall become fully vested. In addition, if Executive continues in the employ of the Companies for a period of two years following the effective date of the Change of Control, he may then voluntarily terminate his employment and in such a case would receive a sum equal to three times Base Salary. A voluntary termination under this Section 7(c) shall be effective upon 30 days prior notice to the Companies and shall not be deemed a breach of this Agreement;

(d) Voluntary Termination. In the event of a termination of employment by the Executive on his own initiative other than a termination due to death or Disability or a Constructive Termination without Cause, the Executive shall have the same entitlements as provided in Section
7(a) for a Termination for Cause.

(e) Limitation Following a Change in Control. In the event that the termination of the Executive's employment is for one of the reasons set forth in Section 7(b) above following a Change in Control, and the aggregate of all payments or benefits made or provided to the Executive under such Section above and under all other plans and programs of the Companies (the "Aggregate Payment") is determined to constitute a Parachute Payment, as such term is defined in Section 280G(b)(2) of the Internal
Revenue Code of 1986, as amended, notwithstanding any other provision of this Agreement to the contrary, the aggregate amount of payments or benefits paid by the Companies to the Executive pursuant to this Agreement, the amount to be paid to the Executive and the time of payment shall be adjusted pursuant to this Section 7(e) so as to make such payments fully deductible by the Companies. If the Parties are unable to agree upon an Auditor to calculate such an adjustment, then the Executive and Companies shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

(f) Upon termination pursuant to Section 7(b), the Executive will have the option of purchasing his Company car for the value of such car on the books of the Company at the time of termination, adjusted for value of the Executive's cash contribution, if any, to the purchase of the car.

(g) No Mitigation - No Offset. In the event of any termination of employment under this Section 7, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 7.

(i) Nature of Payments. Any amounts due under this Section 7 are in the nature of severance payments considered to be reasonable by the Companies and are not in the nature of a penalty.

8.      Indemnification.

(a) The Companies agree that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Companies or is or was serving at the request of the Companies as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Companies to the fullest extent permitted or authorized by the Companies' certificates of incorporation or bylaws or, if greater, by the laws of the State of Kentucky, against all cost, expense, liability and loss (including, without limitation, reasonable attorney's fees, judgments, fines, ERISA fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Companies or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Companies shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Companies of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

(b) Neither the failure of the Companies (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 9(a) that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Companies
(including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

(c) The Companies agree to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent either Company provides such coverage for its other executive officers.

9. Non-Competition. The Parties recognize that in the course of Executive's employment with the Bank, Executive has had and will continue to have access to a substantial amount of confidential and proprietary information and trade secrets relating to the business of the Bank, and that it would be detrimental to the business of the Bank, and have a substantial detrimental effect on the value to the Bank of Executive's employment if Executive were to compete with the Bank upon termination of his employment. Executive therefore agrees, in consideration of the Bank entering this Agreement and establishing the additional provisions and protections outlined above, that during the period of the term of his employment with the Bank, whether pursuant to this Agreement or otherwise, and for a period of three years thereafter, if and only if Executive voluntarily terminates his employment or his employment is terminated for cause, he shall not, without the prior written consent of the Bank, directly as principal, partner, director, or stockholder or through any corporation, partnership, or other entity (including, without limitation, a sole proprietorship), engage or participate in, or assist in any manner or in any capacity, or have any interest in or make any loan to, or otherwise be related with, any person, firm, corporation, association, or other entity engaged in any business in the Commonwealth of Kentucky competing in any material way with the business of the Bank as such business exists as of the date of termination of employment.

The Parties believe, in light of the facts known as of the date of this Agreement, and after considering the nature and extent of the Bank's business, the amount of compensation and other benefits provided herein, and the damage that could be done to the Bank's business by Executive's competing with the Bank, that the foregoing covenant not to compete is reasonable in time, scope, and geographical limitation. However, if any court should construe the time, scope, or geographical limitation of the covenant not to compete to be too broad or extensive, it is the intention of the Parties that the contract be automatically reformed, and as so reformed, enforced, to the maximum limits which may be found to be reasonable by such court.

10. Representation. The Companies represent and warrant that they are fully authorized and empowered to enter into this Agreement and that the performance of their obligations under this Agreement will not violate any agreement between it and any other person, form or organization.

11. Entire Agreement. This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

12. Amendment or Waiver. No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Companies. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Companies, as the case may be.

13. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.


14. Survivorship. The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

15. Resolution of Disputes. Any disputes arising under or in connection with this Agreement shall, at the election of the Executive or the Companies, be resolved by binding arbitration, to be held in Kentucky in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, attorneys' fees of both Parties, shall be borne by the Companies, provided that if the arbitrator(s) determine that the claims or defenses of the Executive were without any reasonable basis, each Party shall bear his or its own costs.

16. Notices. Any notice given to a party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Companies:
Mid-America Bancorp, Inc.
P.O. Box 1101
Louisville, KY 40201-1101
Attention:      Bertram W. Klein

If to the Executive:                            DAVID C. MEECE
                                                _______________________
                                                _______________________



IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



MIDAMERICA BANCORP, INC.


        By: /s/ R. K. Guillaume
        Title: Vice Chairman and CEO



BANK OF LOUISVILLE


        By: /s/ R. K. Guillaume
        Title: Vice Chairman and CEO




        /s/ David C. Meece
        DAVID C. MEECE



EXHIBIT 10(c)

        EMPLOYMENT AGREEMENT

THIS AGREEMENT, made and entered into as of the 1st day of November, 1998, by and between MIDAMERICA BANCORP, INC., a Kentucky corporation and BANK OF LOUISVILLE, a Kentucky Combined Bank and
Trust Company, (together with their successors and assigns, the "Companies"), and MARLYN Y. SMITH (the "Executive").

1.      Term of Employment.

The employment of the Executive will continue for twelve months from the date hereof or until the earlier termination of her employment in accordance with the terms of this Agreement.
Thereafter, if not so terminated, employment shall be renewed for successive twelve month periods or until the earlier termination in accordance with the terms of this Agreement.

2.      Salary.

The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Companies, of $106,000. The Base Salary shall be reviewed no less frequently than annually for increase at the sole discretion of the Board and its Executive Compensation Committee. Executive will continue to participate in the benefit and bonus programs of the Companies.

3.      Termination of Employment Following a Change in Control.

If following a Change in Control, the Executive's employment is terminated without Cause or there is a Constructive Termination Without Cause, the Executive shall be entitled to a lump sum equal to three times Base Salary. Also, immediately following a Change in Control, all amounts, entitlements or benefits in which she is not yet vested shall become fully vested. In addition, if Executive continues in the employ of the Companies for a period of two years following the effective date of the Change in Control, she may then voluntarily terminate her employment and in such a case would receive a sum equal to three times Base Salary. A voluntary termination under this Section shall be effective upon 30 days prior notice to the Companies and shall not be deemed a breach of this Agreement; For purposes of this Section, "Change in Control" means that Bertram W. Klein (including his spouse, children, grandchildren, or any trusts established for the benefit of any of them) cease to hold ten percent (10%) or more of all outstanding voting shares of Bancorp.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

MIDAMERICA BANCORP, INC.


By:  /s/ Bertram W. Klein
Title:  Chairman of the Board

BANK OF LOUISVILLE


By:  /s/ Bertram W. Klein
Title:  Chairman of the Board




  /s/ Marlyn Y. Smith
  MARLYN Y. SMITH